Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Investor Contact: Michael Russell, 419.627.2233
https://investors.sixflags.com	Media Contact: Gary Rhodes, 704.249.6119

SIX FLAGS ANNOUNCES CEO SUCCESSION PLAN

•	Richard A. Zimmerman to Step Down as Six Flags CEO by the End of 2025; Will Continue to Serve as CEO Until a Successor is Appointed

•	Board Commences Search to Identify the Company’s Next CEO

CHARLOTTE, N.C. – (Aug. 6, 2025) – Six Flags Entertainment Corporation (NYSE: FUN) (“Six Flags” or the “Company”), the largest regional amusement park operator in North America, today announced that Richard A. Zimmerman, president and chief executive officer (“CEO”) and member of the Six Flags Board of Directors (the “Board”), will step down as the Company’s president and CEO by the end of 2025.

To ensure leadership continuity and a smooth transition, Zimmerman will continue to serve as president and CEO until the Board has appointed a successor. He will also continue to serve as a director on the Company’s Board. The Six Flags Board of Directors has initiated a process to identify the Company’s next CEO with the assistance of a leading global executive search firm, and both internal and external candidates will be considered.

“On behalf of the Board, I want to thank Richard for his leadership and contributions since the successful merger of the legacy Cedar Fair and Six Flags companies last July, and for his unwavering passion and dedication to our industry over the last 38 years,” said Selim Bassoul, executive chairman of the Board. “As CEO, Richard has successfully led Six Flags through a period of significant evolution, with a clear vision to optimize the Company to deliver greater value to our guests, associates, and our shareholders. Despite recent economic uncertainty and weather headwinds, we are confident Six Flags has the right strategy in place to drive meaningful long-term growth and achieve our objectives of increasing Adjusted EBITDA, reducing net leverage, and successfully delivering on integration efforts to create value for shareholders.”

“The Company has significantly evolved since I first joined what was then Paramount Parks, Inc. in 1987, and it has been an honor to have led such talented teams through critical and transformative periods over the years – not only for our company, but for the entire amusement park industry,” said Zimmerman. “Since completing the merger of legacy Cedar Fair and legacy Six Flags a little more than a year ago, we have made significant progress on our integration efforts and cost synergy goals. That said, there remains an immense opportunity to further optimize the portfolio and unlock the full value of the Company’s unique assets and intellectual property. We are reaching more guests than ever before and continuing to advance our strategic priorities, which I am confident will enable Six Flags to drive tremendous value creation over the long term. Together we have built a global leader in family entertainment with a resilient business model and bright prospects, and I look forward to supporting the team to help ensure the Company achieves its full potential.”

Six Flags Entertainment Corporation – 8701 Red Oak Boulevard, Charlotte, NC 28217 – Phone: 704.414.4700

SIX FLAGS ANNOUNCES CEO SUCCESSION PLAN

Aug. 6, 2025

“The Board and management team are committed to ensuring a smooth transition, and we are grateful that we’ll continue to benefit from Richard’s experience and perspective throughout this process,” continued Bassoul. “The Board will work closely with Richard to conduct a thorough and comprehensive search to identify the best individual to lead Six Flags into the future. We are focused on identifying a strong leader with a proven track record of operating successfully at scale while defining and executing a growth strategy driven by innovation, operational excellence, and world-class talent development.”

2025 Second Quarter Results and Conference Call

In a separate press release issued today, Six Flags announced its 2025 second-quarter results. Starting at 10 a.m. EDT, Six Flags management will host a conference call with the investment community to provide additional details regarding its second-quarter results and discuss the Company’s business outlook. Investors and all other interested parties can access a live, listen-only audio webcast of the call on the Six Flags investor website https://investors.sixflags.com.

ABOUT SIX FLAGS ENTERTAINMENT CORPORATION

Six Flags Entertainment Corporation (NYSE: FUN) is North America’s largest regional amusement-resort operator with 27 amusement parks, 15 water parks and nine resort properties across 17 states in the U.S., Canada and Mexico. Focused on its purpose of making people happy, Six Flags provides fun, immersive and memorable experiences to millions of guests every year with world-class coasters, themed rides, thrilling water parks, resorts and a portfolio of beloved intellectual property including Looney Tunes®, DC Comics® and PEANUTS®.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this news release (including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section) that are not historical in nature are forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements as to our expectations, beliefs, goals and strategies regarding the future. Words such as “anticipate,” “believe,” “create,” “expect,” “future,” “guidance,” “intend,” “plan,” “potential,” “seek,” “synergies,” “target,” “will,” “would,” similar expressions, and variations or negatives of these words identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. These forward-looking statements may involve current plans, estimates,

Six Flags Entertainment Corporation – 8701 Red Oak Boulevard, Charlotte, NC 28217 – Phone: 704.414.4700

SIX FLAGS ANNOUNCES CEO SUCCESSION PLAN

Aug. 6, 2025

expectations and ambitions that are subject to risks, uncertainties and assumptions that are difficult to predict, may be beyond our control and could cause actual results to differ materially from those described in such statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, that our growth and operational strategies will achieve the target results. Important risk factors that may cause such a difference and could adversely affect attendance at our parks, our future financial performance, and/or our growth strategies, and could cause actual results to differ materially from our expectations or otherwise to fluctuate or decrease, include, but are not limited to: general economic, political and market conditions; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; adverse weather conditions; competition for consumer leisure time and spending; unanticipated construction delays; changes in our capital investment plans and projects; anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the Combined Company’s operations; failure to realize the anticipated benefits of the merger, including difficulty in integrating the businesses of legacy Six Flags and legacy Cedar Fair; failure to realize the expected amount and timing of cost savings and operating synergies related to the merger; legislative, regulatory and economic developments and changes in laws, regulations, and policies affecting the Combined Company; acts of terrorism or outbreak of war, hostilities, civil unrest, and other political or security disturbances; and other factors we discuss under the heading “Risk Factors” within Part II, Item 1A of our Quarterly Report on Form 10-Q, in legacy Cedar Fair’s Annual Report on Form 10-K, in legacy Six Flags’ Annual Report on Form 10-K and in the other filings we make from time to time with the SEC. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this document and are based on information currently and reasonably known to us. We do not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the publication of this document.

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This news release and prior releases are available under the News tab at https://investors.sixflags.com

Six Flags Entertainment Corporation – 8701 Red Oak Boulevard, Charlotte, NC 28217 – Phone: 704.414.4700